                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Sherwood Brands, Inc. (the "Company") on Form 10-K for the period ending July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Uziel Frydman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
(S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: October 29, 2002



                                                  /s/ Uziel Frydman
                                                  --------------------------
                                                  Uziel Frydman
                                                  Chief Executive Officer